UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)

                                  June 16, 2005


                              QUALSTAR CORPORATION
             (Exact name of registrant as specified in its charter)

          California                000-30083               95-3927330
 (State or other jurisdiction      (Commission            (IRS Employer
       of incorporation)           File Number)         Identification No.)



     3990-B Heritage Oak Court, Simi Valley, CA            93063
      (Address of principal executive offices)           (Zip Code)

       Registrant's telephone number, including area code: (805) 583-7744

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 8.01    Other Events.

     On June 16, 2005, Qualstar issued a press release announcing the appointment of Robert C. King as Vice President of Sales, and the resignation of Tim Studebaker, Qualstar's Vice President of Advanced Development. A copy of this press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.


Item 9.01    Financial Statements and Exhibits.

(c)    Exhibits.

   Exhibit Number                            Description

        99.1         Press release of Qualstar Corporation dated June 16, 2005.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               QUALSTAR CORPORATION



June 16, 2005                                  By: /s/ Frederic T. Boyer
                                                   -----------------------------
                                                   Frederic T. Boyer
                                                   Chief Financial Officer



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                                  EXHIBIT INDEX


   Exhibit Number                            Description

        99.1         Press release of Qualstar Corporation dated June 16, 2005.



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